UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2008
COLUMBIA BANCORP
(Exact name of registrant as specified in its charter)

Oregon	0-27938	93-1193156

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 East Third Street, Suite 200,
The Dalles, Oregon 97058
(Address of principal executive offices)
(541) 298-6649
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On April 9, 2008, Roger L. Christensen, the President and Chief Executive Officer of Columbia Bancorp (“Columbia”) sent a letter to the shareholders of Columbia addressing the impact of the current fiscal downturn on Columbia’s performance as well as to address one of the shareholder proposals presented in Columbia’s 2008 proxy. Specifically, the letter addresses the third proposal in Columbia’s 2008 proxy, in which the Board of Directors is seeking shareholder support in favor of increasing the number of shares reserved under Columbia’s Incentive Stock Option plan for issuance upon exercise of stock options by an additional 750,000 shares. The letter to Columbia’s shareholders is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits

99.1	Letter to Shareholders dated April 9, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Roger L. Christensen
Dated: April 11, 2008	Roger L. Christensen,
President and Chief Executive Officer — Columbia Bancorp